SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 5 - SUBSEQUENT EVENTS

A.	On July 23, 2026, the Company’s shareholders did not approve the previously announced strategic investment transaction with VisionWave Holdings, Inc. As a result, the transaction was not completed. No accounting impact was recognized in the Company’s consolidated financial statements for the six months ended June 30, 2026 in connection with this transaction.

B.	On July 23, 2026, the Company’s shareholders approved the grant of restricted share units (“RSUs”) under the Company’s 2024 Share Incentive Plan to certain members of the Company’s Board of Directors and its Chief Executive Officer. The approved grants consist of 1,000,000 RSUs (equivalent to 11,111 ADSs based on the Company’s ADS ratio of 1 ADS for 90 ordinary shares) to each of Mr. Dan Avidan, an external director, Mr. Zeev Levenberg, an external director, Mr. Ehud Aharoni, an independent director, Ms. Vered Raz-Avayo, an independent director, and Mr. Moshe Scherf, a director, and 5,000,000 RSUs (equivalent to 55,556 ADSs) to Mr. Haim Siboni, the Company’s Chief Executive Officer and Chairman of the Board of Directors, for an aggregate grant of 10,000,000 RSUs (equivalent to 111,111 ADSs). The RSUs vest in 12 equal quarterly installments commencing on January 1, 2026, over a period of 36 months, subject to the recipient’s continued service with the Company through the applicable vesting dates. The total grant fair value of the awards was approximately $156. The Company will account for the awards in accordance with ASC 718, Compensation—Stock Compensation. As the awards were approved subsequent to June 30, 2026, the Company expects to recognize cumulative stock-based compensation expense relating to the period from January 1, 2026 through June 30, 2026 of approximately $26, with the remaining expense to be recognized over the remainder of the applicable vesting period.